UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 14, 2003

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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         New York                 1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three-month periods ended March 31, 2003 and 2002 and provides certain additional financial information. Certain prior amounts have been reclassified or restated to conform to the current period presentation.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                       March 31,
                                                            --------------------

                                                                  2003      2002
                                                                  ----      ----
Total stockholder's equity                                    $ 13,705  $ 12,065


                                                                        Three
                                                                    Months Ended
                                                                       March 31,
                                                               -----------------
                                                                  2003      2002
                                                                  ----      ----
Revenues:
   Investment banking                                         $    827  $    916
   Commissions                                                     823       955
   Asset management and administration fees                        798       922
   Principal transactions                                          621       607
   Other                                                            27       (4)
                                                                ------    ------
      Total noninterest revenues                                 3,096     3,396
                                                                ------    ------
   Interest and dividends                                        2,032     2,231
   Interest expense                                              1.372     1,553
                                                                ------    ------
      Net interest and dividends                                   660       678
                                                                ------    ------

      Revenues, net of interest expense                          3,756     4,074
                                                                ------    ------
Noninterest expenses:
   Compensation and benefits                                     2,035     2,257
   Communications                                                  167       152
   Floor Brokerage and other production                            158       144
   Occupancy and equipment                                         136       127
   Professional services                                            80        53
   Advertising & Market Development                                 60        69
   Other operating and administrative expenses                      82        70
                                                                ------    ------
      Total noninterest expenses                                 2,718     2,872
                                                                ------    ------
Income before income taxes and cumulative
  effect of change in accounting principle                       1,038     1,202

Provision for income taxes                                         388       449
                                                                ------    ------

Income before cumulative effect of
change in accounting principle                                     650       753

Cumulative effect of change in accounting
  principle (net of tax benefit of $16)                              -      (24)
                                                                ------    ------
Net income                                                    $    650  $    729
                                                              ========  ========

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 14, 2003          CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller